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                                                                   Exhibit 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 18, 1999 included in Casella Waste Systems, Inc.'s Form 10-K for the year ended April 30, 1999 and to all references to our Firm included in this registration statement.

                                    /s/ ARTHUR ANDERSEN LLP
                                    -------------------------------------------
                                    ARTHUR ANDERSEN LLP



Boston, Massachusetts
August 13, 1999